                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

                                           [_]  Confidential, for Use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(a)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                           SunGard Data Systems Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           SunGard Data Systems Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                            [ON SUNGARD LETTERHEAD]

April 6, 2000


Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of SunGard Data Systems Inc., which will be held on Friday, May 12, 2000, beginning at 9:00 a.m., at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania. The official notice of the meeting, together with a proxy statement and proxy card, is enclosed. Please give this information your careful attention.

Your participation in SunGard's affairs is important. To assure your representation at the meeting, whether or not you expect to be present, please vote your shares by telephone, Internet or mail as soon as possible. To vote by telephone or Internet at any time, please follow the instructions on the enclosed proxy card. To vote by mail, please mark, date and sign the proxy card and return it in the postage-paid envelope provided.

Your copy of SunGard's 1999 Annual Report is also enclosed. We appreciate your interest in SunGard.

Sincerely,


/s/ James L. Mann

James L. Mann
Chairman and Chief
Executive Officer

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY TELEPHONE, INTERNET OR MAIL. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES THAT ARE REGISTERED DIFFERENTLY, THEN PLEASE VOTE ALL OF YOUR SHARES SHOWN ON ALL OF YOUR PROXY CARDS. THANK YOU.
--------------------------------------------------------------------------------

                           SunGard Data Systems Inc.
                              1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                (610) 341-8700


--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 12, 2000
--------------------------------------------------------------------------------


To Our Stockholders:

The 2000 Annual Meeting of Stockholders of SunGard Data Systems Inc. will be held at 9:00 a.m. local time, on Friday, May 12, 2000, at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, for the following purposes:

  1. To elect directors.

  2. To vote on approval of SunGard's 2000 Equity Incentive Plan.

  3. To vote on approval of SunGard's 2000 Employee Stock Purchase Plan.

  4. To act upon other business as may properly come before the meeting.

Only holders of SunGard's common stock at the close of business on March 17, 2000 are entitled to receive notice of the meeting and to vote at the meeting.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to vote your shares by telephone, Internet or mail. To vote by telephone or Internet at any time, please follow the instructions on the enclosed proxy card. To vote by mail, please mark, date and sign the proxy card and return it in the postage-paid envelope provided.

By Order of the Board of Directors,


/s/ Lawrence A. Gross

Lawrence A. Gross
Vice President and General Counsel,
Secretary


April 6, 2000

                           SunGard Data Systems Inc.
                              1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                (610) 341-8700

                                PROXY STATEMENT

This proxy statement and the accompanying proxy card are being furnished to the stockholders of SunGard Data Systems Inc. in connection with the solicitation of proxies on behalf of the Board of Directors of SunGard for use in voting at the 2000 Annual Meeting of Stockholders to be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 on Friday, May 12, 2000, at 9:00 a.m., or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to stockholders on or about April 6, 2000.

Proxies will be voted as directed on the proxies if they are properly submitted and not revoked. Any proxy not directing to the contrary will be voted "for" the election of all of the named nominees as directors and "for" approval of each other proposal. Any stockholder who submits a proxy may revoke it at any time before it is voted by delivering a proxy bearing a later date or a written notice of revocation to the Secretary of SunGard at SunGard's headquarters or at the meeting.

Stockholders as of the close of business on March 17, 2000, the record date, are entitled to receive notice of and to vote at the 2000 Annual Meeting. On the record date, approximately 131,261,000 shares of common stock, held by approximately 5,450 stockholders of record, were outstanding and eligible to vote. The 2000 Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of SunGard's common stock entitled to vote, is present. All shares that are present in person or represented by proxy at the meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. A broker non-vote occurs when a broker, bank or other nominee votes on one or more matters but not on others because the nominee does not have authority to do so. Brokers who are member firms of the New York Stock Exchange and who hold shares in "street name" for customers have the authority to vote those shares with respect to certain matters (including the election of directors) if they have not received instructions from the beneficial owners.

Holders of common stock are entitled to one vote per share. The election of directors will be determined by a plurality vote, with the ten nominees receiving the most "for" votes being elected. Votes may be cast "for" each nominee or withheld. Votes that are withheld will be excluded from the vote and will have no effect except in determining whether a quorum is present. Approval of each of the other proposals requires an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. An abstention on any proposal (other than the election of directors), therefore, will have the same legal effect as an "against" vote. Broker non-votes on any proposal (other than the election of directors) will have no effect.

Whether or not stockholders attend the Annual Meeting and vote in person, they should vote their shares by telephone, Internet or mail. To vote by telephone or Internet 24 hours a day, seven days a week, follow the instructions on the enclosed proxy card. To vote by mail, mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. If shares are held through a broker, bank or other nominee, stockholders will receive separate instructions from the nominee describing how to vote the shares. Shares held in a savings plan or shares currently unexchanged in connection with acquisitions may be voted only by mail.

SunGard will pay the cost of this solicitation, which will be made primarily by mail. Proxies also may be solicited in person, or by telephone, facsimile or similar means, by directors, officers or employees of SunGard without additional compensation. In addition, D. F. King & Co., Inc. will provide solicitation services to SunGard for a fee of approximately $5,000 plus out-of-pocket expenses. SunGard will, on request, reimburse stockholders who are brokers, banks or other nominees for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Ten directors are to be elected at the 2000 Annual Meeting to serve for one-year terms until the 2001 Annual Meeting and until their respective successors are elected and qualified. All of the nominees currently are serving as directors of SunGard. SunGard knows of no reason why any nominee would be unable to serve as a director. Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for the election of a substitute nominee designated by the Board of Directors, or the Board may reduce the number of directors to eliminate the vacancy.

The following information about SunGard's nominees for election as directors is based, in part, upon information furnished by the nominees.

-----------------------------------------------------------------------------------------------------------------------------------
   Nominee and Current Positions with SunGard       Age       Principal Occupations and Directorships of Other Public Companies
-----------------------------------------------------------------------------------------------------------------------------------
Gregory S. Bentley                                  44     President and Chairman of the Board (since 1995) and Vice President
  Director (since 1991)                                    (1991 to 1995), Bentley Systems, Inc., Exton, PA (engineering software
  Member, Audit Committee                                  company); President (1983 to 1991), SunGard Systems International
                                                           Inc., a subsidiary of SunGard since 1987.
------------------------------------------------------------------------------------------------------------------------------------
Michael C. Brooks                                   55     General Partner (since 1985), J. H. Whitney & Co., Stamford, CT
  Director (since 1985)                                    (venture capital firm).  Director of Media Metrix, Inc., Niku
  Chairman, Compensation Committee                         Corporation, Usinternetworking, Inc. and VitaminShoppe.com, Inc.
  Member, Executive Committee
------------------------------------------------------------------------------------------------------------------------------------
Cristobal Conde                                     40     President (since February 2000) and Chief Operating Officer (since
  Director (since August 1999)                             August 1999) of SunGard; Executive Vice President (October 1998 to
  President and                                            August 1999) of SunGard; Chief Executive Officer of SunGard Trading
  Chief Operating Officer                                  Systems Group (1991 to 1998).
-----------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat                                 69     Director of public companies and private investor (since 1993);
  Director (since 1991)                                    various senior executive positions (1980 to 1993), Apple Computer,
  Member, Compensation Committee                           Inc., Cupertino, CA (computer/software company).  Director of all funds in the Benham Mutual Fund Group, Business Objects, S.A. and
                                                           Commercial Metals Company.
------------------------------------------------------------------------------------------------------------------------------------
Bernard Goldstein                                   69     Director (since 1997) and Managing Director (1979 to 1996), Broadview
  Director (since 1994)                                    Int'l LLC, Fort Lee, NJ (investment banking firm).  Director of Giga
  Member, Compensation Committee                           Information Group, Inc. and SPSS, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Nominee and Current Positions with SunGard       Age       Principal Occupations and Directorships of Other Public Companies
------------------------------------------------------------------------------------------------------------------------------------
Till M. Guldimann                                   50     Senior Vice President, Strategy (since August 1999) of SunGard, and
  Director (since November 1999)                           Vice Chairman (from 1995 to August 1999), Infinity, A SunGard
  Senior Vice President, Strategy                          Company, a subsidiary of SunGard since 1998; various senior executive positions (1974 to 1995), J.P. Morgan & Co. (investment banking firm).
------------------------------------------------------------------------------------------------------------------------------------
James L. Mann                                       65     Chairman of the Board (since 1987) and Chief Executive Officer (since
  Director (since 1983)                                    1986) of SunGard; President (1986 to February 2000) and Chief
  Chairman, Executive Committee                            Operating Officer (1983 to 1985) of SunGard.  Director of T-Netix, Inc.
  Chairman of the Board and
  Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Michael Roth                                        68     Of Counsel (since 1989), Rosenman & Colin LLP, New York, NY (law firm).
  Director (since 1991)
  Member, Audit Committee
------------------------------------------------------------------------------------------------------------------------------------
Malcolm I. Ruddock                                  57     Retired; Treasurer (1989-2000), Director of Finance (1988 to 1989) and
  Director (since 1983)                                    Director of Acquisitions and Divestments (1979 to 1988), Sunoco, Inc.,
  Chairman, Audit Committee                                Philadelphia, PA (independent refiner and marketer).
  Member, Executive Committee
------------------------------------------------------------------------------------------------------------------------------------
Lawrence J. Schoenberg                              67     Director of public companies (since 1990); Chairman (1967 to 1991) and
  Director (since 1991)                                    Chief Executive Officer (1967 to 1990), AGS Computers, Inc.,
  Member, Audit Committee                                  Mountainside, NJ (software and computer services company).  Director of Cellular Technical Services, Inc., Government Technology Services
                                                           Inc. and Merisel Inc.
------------------------------------------------------------------------------------------------------------------------------------

Board of Directors and Committee Meetings

During 1999, the Board of Directors held fourteen meetings, the Audit Committee held six meetings, the Compensation Committee and/or its Equity Award Subcommittee held four meetings, and the Executive Committee held no meetings. The Board of Directors does not have a standing Nominating Committee. During 1999, each director attended at least 89% of the total number of meetings of the Board of Directors and Committees on which he served. Meeting attendance averaged 97% among all directors.

The Audit Committee reviews SunGard's accounting and financial practices and policies, financial statements, and the scope and results of SunGard's external and internal audits. The Audit Committee also recommends to the Board of Directors the selection of SunGard's independent public accountants and administers SunGard's business conduct, conflict of interest and related policies. Only outside directors who are not employees of SunGard may serve on the Audit Committee.

The Compensation Committee establishes the compensation policies for executive officers of SunGard, evaluates and approves the compensation of the chief executive officer and reviews his recommendations as to the compensation of the other executive officers. The Equity Award Subcommittee of the Compensation Committee, composed of Messrs. Brooks (chairman) and Eisenstat, administers SunGard's stock option, purchase and award plans. Only outside directors who are not employees of SunGard may serve on the Compensation Committee.

The Executive Committee reviews certain aspects of transactions and policies that have been generally approved by the Board of Directors. The Executive Committee also is authorized to exercise the powers of the Board of Directors during the intervals between Board meetings, except those powers that are prohibited by law from being delegated.

Director Compensation

Directors who are employees of SunGard do not receive additional compensation for serving on the Board of Directors or Committees. Each outside director currently receives an annual fee of $6,000, fees of $2,000 for each quarterly meeting of the Board of Directors attended and $500 for each other Board meeting attended, and reimbursement of applicable travel and other expenses. In addition, each outside director Committee chairman receives an annual fee of $2,000, and each outside director Committee member receives fees of $1,000 for each Committee meeting attended. Directors who serve on subcommittees do not receive additional compensation.

Under SunGard's Restricted Stock Award Plan for Outside Directors, restricted stock awards are automatically granted to "outside directors"--those who are not, and were not during the twelve months before election to the Board, officers or employees of SunGard. Each outside director automatically receives an initial five-year award when first elected to the Board, and automatically receives additional awards upon re-election as an outside director every fifth year thereafter. The shares awarded are subject to transfer restrictions until they vest, at the rate of 20% of the total number of shares awarded per year, on the dates of SunGard's next five Annual Meetings following the date of grant.
If an outside director dies or is permanently disabled, or if a change in control of SunGard occurs, then all remaining unvested shares immediately vest. If an outside director's directorship terminates for any other reason, then all remaining unvested shares are forfeited. In the past, each five-year award under this plan was for 20,000 shares of SunGard's common stock.

In 1999, the Board changed its outside director compensation program to be more comparable to those of other public companies. The cash component was increased to a more competitive level, while the equity component was decreased but remained a significant portion of the overall program. The new program will become effective for each current outside director when his current restricted stock award vests in full. Under the new program, the annual fee for outside directors will increase from $6,000 to $15,000, meeting fees for other (non-quarterly) Board meetings will increase from $500 to $1,000, and restricted stock awards will decline from 20,000 shares to 5,000 shares every five years. The other components of the outside director compensation program were not changed.

SunGard has entered into indemnification agreements, in the form approved by the stockholders, with SunGard's directors and officers.


                     BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains certain information about the beneficial ownership of SunGard's common stock as of March 17, 2000 (the record date) by each person who is known by SunGard to beneficially own more than 5% of SunGard's common stock, by each of SunGard's directors, by each of SunGard's executive officers named in the Summary Compensation Table below, and by all of SunGard's directors and executive officers as a group.

------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Shares Beneficially Owned
                                                             -------------------------------------------------
                                                                                                                Percent
                                                                               Voting or           Right to        of
            Name of Beneficial Owner or Group                Direct/(1)/   Investment Power/(2)/  Acquire/(3)/   Class/(4)/
==============================================================================================================================

Massachusetts Financial Services Company/(5)/                      --            8,924,509            --         6.8%
  500 Boylston Street
  Boston, Massachusetts  02116
------------------------------------------------------------------------------------------------------------------------------
J. & W. Seligman & Co. Incorporated/(6)/                           --            7,435,000            --         5.7%
William C. Morris
  100 Park Avenue
  New York, New York  10017
------------------------------------------------------------------------------------------------------------------------------
Barclays Global Investors, N.A./(7)/                               --            6,888,830            --         5.3%
  45 Fremont Avenue
  San Francisco, California  94105
------------------------------------------------------------------------------------------------------------------------------
Gregory S. Bentley (director)                                 165,850                4,000            --          --
------------------------------------------------------------------------------------------------------------------------------
Michael C. Brooks (director)                                   44,000                   --            --          --
------------------------------------------------------------------------------------------------------------------------------
Cristobal Conde (director and executive officer)/(8)/         589,686                   --       181,530          --
------------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd (executive officer)                            281,432                   --       211,720          --
------------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat (director)                                 44,000                   --            --          --
------------------------------------------------------------------------------------------------------------------------------
Bernard Goldstein (director)                                   58,000                5,000            --          --
------------------------------------------------------------------------------------------------------------------------------
Till M. Guldimann (director and executive officer)            442,457                   --       135,999          --
------------------------------------------------------------------------------------------------------------------------------
James L. Mann (director and chief executive officer)          868,288                   --       700,000         1.2%
------------------------------------------------------------------------------------------------------------------------------
Michael K. Muratore (executive officer)                       106,889                   --        94,830          --
------------------------------------------------------------------------------------------------------------------------------
Michael Roth (director)                                        40,000                1,000            --          --
------------------------------------------------------------------------------------------------------------------------------
Malcolm I. Ruddock (director)                                  23,000                7,000            --          --
------------------------------------------------------------------------------------------------------------------------------
Lawrence J. Schoenberg (director)                              37,752                   --            --          --
------------------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox (executive officer)                          23,792                   --        74,046          --
------------------------------------------------------------------------------------------------------------------------------
All 19 directors and executive officers                     3,927,473               17,000     1,805,661         4.3%
------------------------------------------------------------------------------------------------------------------------------

(1) Shares held in the beneficial owner's name or jointly with others, or in the name of a broker, bank, nominee or trustee for the beneficial owner's account, including shares held under SunGard's Employee Stock Purchase Plan. Includes 16,000, 8,000, 8,000, 20,000, 8,000, 8,000 and 8,000 restricted shares held by Messrs. Bentley, Brooks, Eisenstat, Goldstein, Roth, Ruddock and Schoenberg, respectively, and 76,000 restricted shares held by all directors as a group, that are subject to transfer restrictions and forfeiture (see Director Compensation).

(2) Shares for which the beneficial owner has or may be deemed to have sole or shared voting and/or investment power.

(3) Shares which the beneficial owner has the right to acquire within 60 days after the record date by exercising stock options. Includes 930 unvested shares that may be acquired by each of Messrs. Conde, Dowd and Muratore, respectively, and 6,390 unvested shares that may be acquired by all executive officers as a group, which, if acquired, would be subject to transfer restrictions and repurchase by SunGard.

(4) Unless otherwise indicated, the beneficial ownership of any named person does not exceed one percent of the outstanding shares of common stock.

(5) Based upon a Schedule 13G filed by the beneficial owners on February 11, 2000.

(6) Based upon a Schedule 13G filed by the beneficial owners on February 10, 2000.

(7) Based upon a Schedule 13G filed by the beneficial owners on February 14, 2000.

(8) Direct shares include 569,756 shares held in a trust for which Mr. Conde is settlor and trustee.


                            EXECUTIVE COMPENSATION

Report of the Compensation Committee and Equity Award Subcommittee

SunGard's compensation policies for executive officers, as determined by the Compensation Committee, are to (a) provide competitive compensation packages so as to attract and retain superior executive talent, (b) link a significant portion of compensation to financial results, so as to reward successful performance, and (c) provide long-term equity compensation, so as to further align the interests of executive officers with those of stockholders and further reward successful performance. The principal components of SunGard's executive officer compensation program are base salary, annual cash incentive payments, and long-term incentive awards that are based upon financial performance over a three-year period.

Cash Compensation. The primary factor used to set cash compensation for SunGard's executive officers is an analysis of competitive executive compensation based upon general business compensation surveys as well as more specific compensation surveys of companies of comparable business, size and complexity to SunGard. An independent compensation consultant, whose services are available to the Compensation Committee, assists SunGard with this analysis of competitive compensation. Although many of the companies covered by this analysis are included in the Nasdaq Computer and Data Processing Index (see Performance Graph), the Index companies are not separately analyzed for compensation purposes, because compensation data for the Index companies as a group is not readily available to SunGard.

SunGard's policy is to pay its executive officers at or somewhat above competitive compensation averages for comparable positions. Compensation levels for individual executive officers, however, may be more or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure with SunGard and historical compensation levels. In applying the analysis of competitive compensation, SunGard focuses on total cash compensation. The split between base salary and annual cash incentive payment also is based upon that analysis, but it tends to be somewhat more influenced by individual factors such as the executive's position and historical compensation levels. Generally, previously granted stock options and other equity awards are not considered in setting cash compensation levels.

The performance goals for executive officers' 1999 annual cash incentive plans were set at the beginning of the year and took into account SunGard's overall financial goals for 1999. For all executive officers, the incentive payments depended either upon the rate of increase in SunGard's earnings per share over the previous year, or upon the budgeted operating income of the businesses that report to the officer. For one executive officer, there was an additional incentive payment based upon a performance goal specific to his function.

On average, total cash compensation at targeted goals for executive officers increased by 21.6% in 1999, in part as a result of promotions, and incentive payments at targeted goals constituted 47.9% of total cash compensation. Based upon actual 1999 results, all executive officers met or exceeded their minimum targeted goals, and some met or exceeded their maximum targeted goals.

Equity Compensation. SunGard provides equity compensation to its executive officers principally through a long-term incentive award program. Eligible executives currently receive performance accelerated stock options ("PASOs") once a year, with each PASO based upon a three-year performance period. PASOs are nonqualified options that have a term of ten years beginning on the date of grant. Shares vest under a PASO nine and one-half years after the date of grant, except that vesting may be accelerated in part or in full at the end of the three-year performance period to the extent that stated financial performance goals are met. If the performance goals for the three-year performance period are exceeded, then the recipient will receive additional cash compensation shortly after the relevant performance period is completed.

The number of option shares granted to each participant under a PASO is determined on the basis of an analysis of competitive equity compensation programs, similar to the analysis described above with respect to cash compensation, and is subject to subjective adjustments based upon individual factors. The financial performance goals for each PASO are based upon the cumulative growth, during the three-year period covered by the PASO, in the operating income of the businesses managed by the participant, with the growth targets for all PASOs, taken together, being consistent with SunGard's overall growth objectives. All executive officers participate in SunGard's long-term incentive award program, excluding Mr. Mann during the four-year vesting period of option grants awarded to him in 1995 and 1996. In addition, group chief executive officers, business unit presidents and certain other key executives of SunGard participate in SunGard's PASO program.

The Equity Award Subcommittee of the Compensation Committee has the authority to approve all grants of stock options and other equity awards. Accordingly, the Equity Award Subcommittee administers SunGard's long-term incentive award program by approving, among other things, who will participate and the number of option shares that will be subject to each PASO. Outside the scope of the long-term incentive award program, stock options or other equity compensation also may be awarded from time to time, at the discretion of the Equity Award Subcommittee, to executive officers and other key employees when they are hired, promoted or join SunGard via acquisition, or under other circumstances approved by the Equity Award Subcommittee in accordance with SunGard's equity incentive plans. In evaluating the share levels for SunGard's PASO program and other equity compensation awards, the Equity Award Subcommittee takes into account SunGard's total "overhang," which equals (a) the number of shares of common stock subject to outstanding stock options and awards plus the number of shares of common stock available for future stock options and awards, divided by (b) the number of total outstanding shares of common stock plus the number of shares of common stock described in clause (a), expressed as a percentage. As of December 31, 1999, SunGard's total overhang was 8.5%.

Chief Executive Officer's Compensation. Mr. Mann's base salary for 1999 was $640,000, an increase of $70,000 or 12% over his 1998 base salary. Mr. Mann's 1999 annual cash incentive payment depended solely upon the rate of increase in SunGard's earnings per share. If SunGard's 1999 earnings per share had increased by 15%, then Mr. Mann's 1999 incentive payment would have been $475,000, yielding total cash compensation at approximately the 65th percentile of competitive compensation levels based upon SunGard's analysis. SunGard's actual 1999 diluted earnings per share, excluding one-time charges for merger costs and excluding a one-time gain from the sale of two of SunGard's healthcare information systems businesses, grew by 15% over originally reported 1998 diluted earnings per share. For executive incentive compensation purposes, part of the one-time gain was included in earnings per share, yielding a growth rate of approximately 17.5% and an incentive payment to Mr. Mann of $650,000. Mr. Mann did not receive any equity compensation awards during 1999 due, in part, to the fact that the option grants awarded to him in 1995 and 1996 had four-year vesting schedules.

Deductibility of Certain Compensation. Section 162(m) of the Internal Revenue Code (the "Code") denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers, excluding (among other things) certain performance-based compensation. The Compensation Committee has attempted to structure performance-based awards to executive officers under equity plans in a manner that satisfies Section 162(m). The Compensation Committee also intends to consider whether it is in the best interest of SunGard to structure cash incentive payments to be deductible under Section 162(m). Notwithstanding the efforts of SunGard in this area, no assurance can be given that compensation intended by SunGard to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

         Compensation Committee:        Equity Award Subcommittee:
         -----------------------        --------------------------

         Michael C. Brooks, Chairman    Michael C. Brooks, Chairman
         Albert A. Eisenstat, Member    Albert A. Eisenstat, Member
         Bernard Goldstein, Member


Summary Compensation Table

The following table contains certain information about compensation earned during the last three fiscal years by SunGard's chief executive officer and four other executive officers who were the most highly compensated during the most recent fiscal year. SunGard's fiscal year is the calendar year.

------------------------------------------------------------------------------------------------------------------------------------
                                                             Annual Compensation              Long-Term Compensation
                                                            ------------------------------------------------------------
                                                                                               Awards(2)     Payouts(3)
                                                                                             ---------------------------
                                                                              Other          Securities                    All
                                                                             Annual          Underlying     Long-Term     Other
         Name and Principal Position         Year      Salary     Bonus     Compensa-       Options/SARs    Incentive   Compensa-
                                                        ($)        ($)     tion ($)/(1)/        (#)         Plans ($)  tion ($)/(4)
====================================================================================================================================
 JAMES L. MANN                               1999     640,000     650,000       6,413                --            --     6,400
  Chairman of the Board and                  1998     570,000     753,039       5,604                --            --     6,400
  Chief Executive Officer                    1997     500,000     612,499       5,345                --            --     6,333
------------------------------------------------------------------------------------------------------------------------------------
CRISTOBAL CONDE/(5)/                         1999     432,934     170,278          --           317,000        49,763     6,400
  Director, President and                    1998     358,600     296,025          --           146,850       767,319     6,400
  Chief Operating Officer                    1997     332,000     794,722          --                --       705,172     6,400
------------------------------------------------------------------------------------------------------------------------------------
PHILIP L. DOWD/(6)/                          1999     306,000     409,223      14,250            64,700       463,755     6,400
  Senior Vice President                      1998     292,000     769,245      13,250            30,600       741,123     6,400
                                             1997     271,000     242,666      13,250                --            --     6,400
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL K. MURATORE/(7)/                     1999     264,000   1,500,878       8,570            55,500       445,998     6,400
  Senior Vice President                      1998     214,800     256,423       8,807            19,950       962,294     6,400
                                             1997     198,000     148,492       6,265                --       298,485     6,358
------------------------------------------------------------------------------------------------------------------------------------
RICHARD C. TARBOX                            1999     236,000     413,365       7,382            45,250       118,236     6,400
  Vice President-Corporate                   1998     214,100     307,021       6,078            27,000       342,998     6,400
  Development                                1997     192,000     372,918       5,669                --            --     6,400
------------------------------------------------------------------------------------------------------------------------------------

(1) Consists of amounts reimbursed in connection with the payment of taxes. The cost of perquisites is not disclosed for any executive officer named in the table because the disclosure threshold (the lower of $50,000 or 10% of salary plus bonus) was not reached.

(2) Of the 1999 options reflected in the table, 147,450 shares are PASOs (see Report of the Compensation Committee and Equity Award Subcommittee and also Option Grant Table) and 335,000 shares are ordinary non-PASO stock options that vest over a five-year period. Except for 117,000 shares of Mr. Conde's 1998 options, all of the 1998 options reflected in the table are PASOs. Upon termination of employment, only vested stock option shares may be purchased. Upon a change in control of SunGard, all unvested stock options vest six months later or upon an earlier involuntary termination of employment without cause.

(3) Before 1998, SunGard did not grant PASOs, but instead granted long-term incentive plan ("LTIP") awards under which options could be earned based upon the achievement of financial performance goals over a three-year period. While PASOs are granted at the beginning of the three-year performance period and are subject to long-term vesting, options earned as payouts under the previous LTIP awards were granted at the end of the three-year performance period and were fully vested when granted (and exercisable six months later). The value of each payout equals the difference between the market value of the option shares on the date earned and the exercise price of the option shares.

     The 1999 payouts were made under LTIP awards granted in 1997 and consisted of nonqualified stock options, earned as of December 31, 1999 and granted on January 3, 2000, for the following numbers of shares and at the following exercise prices: 12,842 shares at $19.875 per share for Mr. Conde; 25,800 shares at $5.775 per share for Mr. Dowd; 19,600 shares at $0.995 per share for Mr. Muratore; and 23,600 shares at $18.74 per share for Mr. Tarbox.

     The 1998 payouts were made under LTIP awards granted in 1996 and consisted of nonqualified stock options, earned as of December 31, 1998 and granted on January 4, 1999, for the following numbers of shares and at the following exercise prices: 24,400 shares at $8.24 per share for Mr. Conde; 29,158 shares at $14.27 per share for Mr. Dowd; 30,600 shares at $8.24 per share for Mr. Muratore; and 11,400 shares at $9.60 per share for Mr. Tarbox.

     The 1997 payouts were made under LTIP awards granted in 1995 and consisted of nonqualified stock options, earned as of December 31, 1997 and granted on January 2, 1998, for the following numbers of shares and at the following exercise prices: 28,400 shares at $6.045 per share for Mr. Conde; and 24,000 shares at $6.045 per share for Mr. Muratore.

(4) Consists of contributions by SunGard to a defined contribution retirement plan.

(5) Mr. Conde became Chief Operating Officer of SunGard in August 1999 and President of SunGard in February 2000. He was Executive Vice President of SunGard from 1998 to August 1999 and Chief Executive Officer, SunGard Trading Systems Group from 1990 to 1998.

(6) Mr. Dowd became Senior Vice President of SunGard in 1998. Before then, he was Chief Executive Officer, SunGard Trust and Shareholder Systems Group.

(7) Mr. Muratore became Senior Vice President of SunGard in 1998. Before then, he was Chief Executive Officer, SunGard Financial Systems Group.

Option Grant Table

The following table contains, for each of SunGard's executive officers named in the Summary Compensation Table, (a) the number of shares of SunGard's common stock underlying options granted during 1999, (b) the percentage that those options represent of total options granted to employees during 1999, (c) the exercise price per share, which equals the market value on the date of grant,
(d) the expiration date, and (e) the potential realizable value, assuming 5% and 10% annual rates of appreciation (compounded annually) in the market value of SunGard's common stock throughout the option term.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Potential Realizable Value at Assumed
                                                                                               Annual Rates of Stock Price
                                               Individual Grants                               Appreciation for Option Term/(1)/
                                ----------------------------------------------------------------------------------------------------
                                   Number of        % of Total
                                   Securities        Options
                                   Underlying       Granted to      Exercise or
                                Options Granted    Employees in     Base Price      Expiration
         Name                        (#)/(2)/      Fiscal Year        ($/Sh)           Date            5% ($)            10% ($)
====================================================================================================================================
James L. Mann                           --             --                --              --               --                   --
------------------------------------------------------------------------------------------------------------------------------------
Cristobal Conde                      42,000           0.9%           39.6250         03/01/09       1,046,638            2,652,386
                                     25,000           0.5%           31.5625         05/19/09         496,237            1,257,562
                                    250,000           5.2%           25.8750         08/16/09       4,068,162           10,309,522
------------------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd                       39,700           0.8%           39.6250         03/01/09         989,322            2,507,136
                                     25,000           0.5%           31.5625         05/19/09         496,237            1,257,562
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Muratore                  30,500           0.6%           39.6250         03/01/09         760,058            1,926,137
                                     25,000           0.5%           31.5625         05/19/09         496,237            1,257,562
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox                    35,250           0.7%           39.6250         03/01/09         878,428            2,226,110
                                     10,000           0.2%           31.5625         05/19/09         198,495              503,025
------------------------------------------------------------------------------------------------------------------------------------

(1) The actual value, if any, which an option holder may realize will depend upon the amount by which the actual market value on the date of exercise exceeds the exercise price and also on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the potential realizable values stated in this table.

(2) The table excludes options granted as payouts under previous LTIP awards (see Summary Compensation Table). The options listed in the table for 42,000, 39,700, 30,500 and 35,250 shares granted to Messrs. Conde, Dowd, Muratore and Tarbox, respectively, are PASOs (see Report of the Compensation Committee and Equity Award Subcommittee). These PASOs will not vest until August 26, 2008, except that vesting may accelerate in part or in full on December 31, 2001 to the extent that stated financial performance goals are satisfied for the three-year performance period beginning January 1, 1999 and ending December 31, 2001. The other options listed in the table are ordinary non-PASO options that are exercisable and vest over five years in equal 20% increments beginning one year after the date of grant.

Aggregated Option Exercises and Year-End Option Value Table

The following table contains, for each of SunGard's executive officers named in the Summary Compensation Table, (a) the number of shares of SunGard's common stock acquired upon the exercise of options during 1999, (b) the value realized as a result of those exercises (based upon the last sale price on the date of exercise less the option exercise price), (c) the number of shares of SunGard's common stock underlying unexercised options held on December 31, 1999, and (d) the value of in-the-money options held on December 31, 1999, based upon the last sale price on December 31, 1999, of $23.75 per share of common stock.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities Underlying           Value of Unexercised
                                                                  Unexercised Options                 In-The-Money Options
                                 Shares                             at Year-End (#)                      at Year-End ($)
                                Acquired                   -------------------------------------------------------------------------
                                   on            Value
            Name               Exercise (#)   Realized ($)  Exercisable/(1)/     Unexercisable   Exercisable/(1/)  Unexercisable
====================================================================================================================================
James L. Mann                      145,000     3,829,851          700,000                --      8,365,625                --
------------------------------------------------------------------------------------------------------------------------------------
Cristobal Conde/(2)/                    --            --          147,184           465,508      1,949,104           134,511
------------------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd/(2)/                100,000     2,787,500          193,574           147,716      2,927,083           648,404
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Muratore/(2)/                --            --          163,884           107,266      2,861,149           530,747
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox/(2)/                  --            --           66,100           118,250        906,947           273,636
------------------------------------------------------------------------------------------------------------------------------------

(1) Exercisable option shares include 50,000, 2,184, 2,184 and 2,184 unvested, in-the-money option shares having year-end values of $462,500, $15,152, $15,152 and $15,152, respectively, which, if acquired by Messrs. Mann, Conde, Dowd and Muratore, respectively, would be subject to transfer restrictions and repurchase by SunGard.

(2) The table includes options granted to Messrs. Conde, Dowd, Muratore and Tarbox as payouts under LTIP awards (see Summary Compensation Table).


Certain Transactions with Management

Mr. Mann, a director and chief executive officer of SunGard, owns Hawk Flight, Inc., which operates a charter Learjet business. The services of Hawk Flight, Inc. are used by SunGard for business travel by Mr. Mann and other SunGard executives at arms-length terms approved by the disinterested members of the Board of Directors. During 1999, SunGard paid approximately $34,400 to Hawk Flight, Inc. for business travel by SunGard executives.

Mr. Goldstein, a director of SunGard, is a Director of Broadview Int'l LLC, an investment banking firm engaged by SunGard in connection with acquisitions. During 1999, SunGard paid approximately $590,000 to Broadview Int'l LLC in connection with an annual retainer, acquisition-related services and reimbursable expenses.

Mr. Roth, a director of SunGard, is Of Counsel to Rosenman & Colin LLP, a law firm engaged by SunGard from time to time for minor representations.

Compensation Committee Interlocks and Insider Participation

Messrs. Brooks, Eisenstat and Goldstein have served on the Compensation Committee since 1994.

No person who served as a member of SunGard's Compensation Committee during 1999 was a current or former officer or employee of SunGard. Mr. Goldstein, a member of SunGard's Compensation Committee, is a Director of Broadview Int'l LLC, an investment banking firm engaged by SunGard in connection with acquisitions (see Certain Transactions with Management).

During 1999, SunGard had no compensation committee "interlocks"--meaning that it was not the case that an executive officer of SunGard served as a director or member of the compensation committee of another entity and an executive officer of the other entity served as a director or member of the Compensation Committee of SunGard.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires SunGard's directors and officers (and possibly other persons) to file reports about their beneficial ownership of SunGard's common stock. Based solely upon a review of the copies of these reports that are furnished to SunGard by its directors and officers during and for calendar year 1999, and based upon their written representations that they were not required to file any other reports for 1999, SunGard believes that none of its directors or officers failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act with respect to the year 1999. James L. Mann, Chairman and Chief Executive Officer of SunGard, inadvertently failed to report his gift of 1,500 shares to an educational institution in June 1998.

Performance Graph

The following graph shows a comparison of the five-year cumulative total return for SunGard's common stock, the S&P 500 Index and the Nasdaq Computer & Data Processing Index ("Nasdaq Computer Index"), assuming an investment of $100 in each on December 31, 1994. The data points used for the performance graph are listed in the chart below.


                       [PERFORMANCE GRAPH APPEARS HERE]






--------------------------------------------------------------------------------------------------------------------------
Performance Graph Data Points                          12/31/94   12/31/95   12/31/96   12/31/97   12/31/98  12/31/99
--------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems Inc. Common Stock                     100        148        205       321       412       239
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index/(1)/                                         100        138        169       226       290       351
--------------------------------------------------------------------------------------------------------------------------
Nasdaq Computer & Data Processing Index/(1)/               100        152        188       231       412       871
--------------------------------------------------------------------------------------------------------------------------

(1)  Source:  Research Data Group, Inc.

                                 PROPOSAL TWO
               APPROVAL OF SUNGARD'S 2000 EQUITY INCENTIVE PLAN

In February 2000, the Board of Directors adopted SunGard's 2000 Equity Incentive Plan ("2000 Incentive Plan"), subject to approval by the stockholders of SunGard. The primary reason for adopting the 2000 Incentive Plan is to ensure that SunGard will be able to continue providing equity compensation to its key employees.

Purposes. The purposes of the 2000 Incentive Plan are to promote the long-term retention of SunGard's employees and directors ("participants") who are in a position to make significant contributions to the success of SunGard, to further reward these participants for their contributions, to provide additional incentive to these participants to continue making similar contributions, and to further align the interests of these participants with those of SunGard's stockholders. To achieve these purposes, the 2000 Incentive Plan permits grants of incentive stock options ("ISOs"), stock options not intended to qualify as ISOs ("nonqualified options"), restricted stock awards, unrestricted stock awards, performance accelerated stock options ("PASOs") and other performance awards, loans and supplemental cash awards, and combinations of the foregoing (all referred to as "Awards").

Number of Shares. The 2000 Incentive Plan permits stock-based Awards to be granted for a total of 6,500,000 shares of SunGard's common stock, with an aggregate limit of 1,000,000 shares for all restricted and unrestricted stock awards, and with an individual limit of 1,000,000 shares per recipient per year. These maximum numbers of shares are subject to appropriate adjustments to reflect stock splits and other changes in the capitalization of SunGard. Had the 2000 Incentive Plan been in effect as of December 31, 1999, the number of shares then available for future stock options and awards would have increased from 63,000 to 6,563,000 shares, and SunGard's total overhang (see definition in Report of the Compensation Committee and Equity Award Subcommittee) would have increased from 8.5% to 12.5%. Shares issuable under Awards that terminate unexercised, shares issuable under Awards that are payable in stock or cash but are paid in cash, and shares issued but later forfeited will be available for future Awards under the 2000 Incentive Plan.

Eligibility. All current and future employees of SunGard and its subsidiaries and also all current and future members of the Board of Directors (numbering approximately 6,900 persons on December 31, 1999) are eligible to receive Awards under the 2000 Incentive Plan.

Administration. The 2000 Incentive Plan is administered by the Compensation Committee or a subcommittee thereof ("Committee"), which determines, among other things and subject to certain conditions, the persons eligible to receive Awards, the persons who actually receive Awards, the type of each Award, the number of shares of common stock subject to each Award, the date of grant, exercise schedule, vesting schedule and other terms and conditions of each Award, whether to accelerate the exercise or vesting schedule or waive any other term or condition of an Award, whether to amend or cancel an Award, and the form of any instrument used under the 2000 Incentive Plan. The Committee has the right to adopt rules for the administration of the 2000 Incentive Plan, settle all controversies regarding the 2000 Incentive Plan and any Award, and construe and correct defects and omissions in the 2000 Incentive Plan and any Award. The 2000 Incentive Plan has a term of ten years, but may be amended, suspended or terminated by the Board of Directors, subject to certain conditions, provided that stockholder approval will be required in order to increase the number of shares issuable under the 2000 Incentive Plan or when otherwise necessary for the 2000 Incentive Plan to continue to satisfy the requirements of certain securities and tax laws, rules and regulations. The Compensation Committee may delegate all or any portion of its authority to a subcommittee consisting of at least one member (two directors when necessary to comply with federal securities or tax laws).

Stock Options. Recipients of stock options under the 2000 Incentive Plan will have the right to purchase shares of SunGard's common stock at an exercise price, during a period of time and on such other terms and conditions determined by the Committee. For ISOs, the exercise price must be at least 100% (110% if issued to a 10% stockholder) of fair market value on the date of grant, and the term cannot exceed ten years (five years if issued to a 10% stockholder) from the date of grant. For nonqualified options, the exercise price must be at least 100% of fair market value on the date of grant, except that (a) the exercise price of a nonqualified option may be equal to or greater than 85% of the fair market value on the date of grant, if the discount is granted in lieu of a reasonable amount of cash compensation, or (b) the exercise price of a nonqualified option granted pursuant to an LTIP or other performance award may be (i) 100% of fair market value determined either as of the date the performance award is granted or as of the date the nonqualified option is granted under the award, or (ii) an amount less than fair market value if the discount is granted in lieu of a reasonable amount of cash compensation as consideration for exceeding the goals set forth in the performance award. If permitted by the Committee and subject to certain conditions, an option exercise price may be paid by delivery of shares of SunGard's common stock that have been outstanding for at least six months, or a promissory note, or a broker's undertaking to promptly deliver the necessary funds, or by a combination of those methods. If permitted by the Committee, options may be settled by SunGard paying to the recipient, in cash or shares of common stock (valued at fair market value), an amount equal to the fair market value minus the exercise price of the option shares.

Stock Awards. The 2000 Incentive Plan provides for restricted and unrestricted stock awards for an aggregate of up to 1,000,000 shares. Stock awards allow the recipient to acquire shares of SunGard's common stock for their par value or any higher price determined by the Committee. In the case of restricted stock awards, the shares acquired are subject to a vesting schedule and other possible restrictions determined by the Committee. If a restricted stock award is subject to a performance award, the restrictions will apply for at least one year. In the case of unrestricted stock awards, any discount in the price below fair market value on the date of grant must be in lieu of reasonable cash compensation.

Performance Awards. The 2000 Incentive Plan provides for performance awards entitling the recipient to receive stock options, stock awards or other types of Awards conditional upon achieving performance goals determined by the Committee. Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Committee. Financial performance may be measured by revenue, operating income, net income, earnings per share, number of days sales outstanding in accounts receivable, productivity, return on equity, common stock price, price-earnings multiple, or other financial factors determined by the Committee. For a description of SunGard's current PASO program, see Report of the Compensation Committee and Equity Award Subcommittee - Equity Compensation.

Other Awards. Under the 2000 Incentive Plan, loans or supplemental cash awards may be granted to recipients of Awards to help defray taxes due as a result of the Awards. The terms and conditions of loans and supplemental cash awards, including the interest rate which may be zero, and whether any loan will be forgiven, are determined by the Committee. In connection with any Award that depends in whole or in part upon the attainment of performance goals, the Committee may grant a cash award to the participant for exceeding the performance goals set in such Award.

Termination of Employment. Generally, upon termination of a recipient's employment with SunGard, stock options remain exercisable for a period of three months (one year if termination is due to death or disability) to the extent that they were exercisable at the time of termination, and unvested shares under outstanding restricted stock awards vest immediately except in the case of a voluntary resignation or termination for cause (as defined in the 2000 Incentive
Plan). Stock options and other Awards that are not exercisable at the time of termination automatically terminate, and payments or benefits under deferred stock awards, performance awards and supplemental cash awards that are not irrevocably due at the time of termination are forfeited.

Change in Control. Except as otherwise provided by the Committee, upon a change in control of SunGard, all outstanding options become fully exercisable, all unvested shares under outstanding restricted stock awards vest, and all conditions on performance awards and supplemental cash awards that relate only to the passage of time and continued employment lapse, in all cases effective six months after the change in control or upon an earlier involuntary termination of employment without cause. The pre-change in control Board of Directors of SunGard may elect, however, to suspend operation of some or all of the change in control acceleration provisions. Performance goals (and any other award conditions unrelated to the passage of time or continued employment) will not lapse upon a change in control unless so provided in particular awards. For purposes of the 2000 Incentive Plan, a "change in control" means: (a) the occurrence of an event that would be required to be reported by SunGard under
Item 1(a) of Form 8-K pursuant to the Exchange Act; (b) the acquisition or receipt, in any manner, by any person or any group of persons acting in concert, of direct or indirect beneficial ownership of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of SunGard; (c) a change in the constituency of the Board of Directors of SunGard with the result that individuals (the "Incumbent Directors") who are currently members of the Board cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board subsequently and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board; or (d) the sale, exchange or other disposition of all or a significant portion of SunGard's business or assets, or the execution by SunGard of a binding agreement providing for such a transaction.

Transferability. Participants' rights under Awards or under the 2000 Incentive Plan may not be assigned or transferred except by will or under the laws of descent and distribution. At the discretion of the Compensation Committee, the terms of an Award may permit the participant to transfer the Award to members of the participant's family or to trusts, family partnerships, or other entities for the benefit of the participant or members of the participant's family to the extent permitted under applicable securities laws.

Summary of Federal Income Tax Consequences. This discussion, which is based upon federal income tax law as in effect on December 31, 1999, generally summarizes certain federal income tax consequences associated with the 2000 Incentive Plan. The tax consequences to executive officers may differ from those summarized below.

ISOs under the 2000 Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the federal income tax code (the "Code"). There generally are no federal income tax consequences to the recipient or SunGard by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the recipient's alternative minimum tax liability, if any.

If stock acquired through exercise of an ISO is held for at least two years from the date on which the ISO was granted and at least one year from the date on which the shares were transferred to the recipient upon exercise of the ISO, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the recipient disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the recipient will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the recipient's actual gain, if any, on the purchase and sale. The recipient's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on the length of time the stock was held. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum rate applicable to ordinary income or short-term capital gain is effectively 39.6% at the present time.

Nonqualified stock options granted under the 2000 Incentive Plan generally have the following federal income tax consequences. There are no tax consequences to the recipient or SunGard by reason of the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held.

Upon the grant of an unrestricted stock award, the recipient realizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded. A recipient of a restricted stock award realizes ordinary income only as of and when the shares vest. The ordinary income realized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares. A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Code to have the ordinary income associated with all of the restricted shares realized and measured on the date of grant. A recipient who makes such an election and later forfeits restricted shares may not claim a loss for tax purposes. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such capital gain or loss will be long-term or short-term depending on the length of time the stock was held from the date ordinary income was measured.

The tax consequences of a performance award depend upon the nature of the underlying Award that is earned if and when the performance goals are achieved. Those tax consequences are described above. Generally, loans made under the 2000 Incentive Plan do not result in taxable income to the recipient. If the interest rate is lower than certain rates specified under the Code, however, then income may be imputed to the recipient and SunGard. Forgiveness of all or part of a loan also results in ordinary income to the recipient. The recipient of a supplemental cash award realizes ordinary income equal to the amount received.

Generally, with respect to employees, SunGard is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, whenever a recipient realizes ordinary income, a corresponding deduction is available to SunGard. Under Section 162(m) of the Code, however, SunGard will be denied a deduction for certain compensation exceeding $1,000,000 in the aggregate that is paid to its chief executive officer and four other highest paid executive officers, excluding (among other things) certain performance-based compensation (see Report of the Compensation Committee and Equity Award Subcommittee).

2000 Awards. In February 2000, SunGard granted PASOs to executive officers, business unit presidents and certain other key employees in accordance with SunGard's compensation policies. Because there were insufficient shares available under SunGard's other equity plans to cover these awards, these PASOs were granted under the 2000 Incentive Plan and are subject to stockholder approval of the 2000 Incentive Plan. The features of PASOs are described in Report of the Compensation Committee and Equity Award Subcommittee.

The following table contains, for each of SunGard's executive officers named in the Summary Compensation Table, for all of SunGard's executive officers as a group, and for all of SunGard's employees other than executive officers as a group, the number of PASO shares granted during 2000 under the 2000 Incentive Plan.

------------------------------------------------------------------------------

Name or Group                                            Number of PASO Shares
==============================================================================
James L. Mann                                                              --
------------------------------------------------------------------------------
Cristobal Conde                                                       104,550
------------------------------------------------------------------------------
Philip L. Dowd                                                         47,850
------------------------------------------------------------------------------
Michael K. Muratore                                                    58,500
------------------------------------------------------------------------------
Richard C. Tarbox                                                      47,850
------------------------------------------------------------------------------
All 12 executive officers                                             508,300
------------------------------------------------------------------------------
All employees other than executive officers                         1,118,483
------------------------------------------------------------------------------

Future Awards. If the 2000 Incentive Plan is approved by the stockholders, then SunGard currently plans, but has no legal obligation or commitment, to continue granting periodic options and annual PASOs, subject to approval or discontinuation by the Committee. Like earlier PASOs, each of these future annual PASOs would cover three-year performance periods. No other option or PASOs under the 2000 Incentive Plan are currently planned, but others may be granted as determined by the Committee.

Stockholder Approval. The reason for seeking stockholder approval of the 2000 Incentive Plan is to satisfy New York Stock Exchange listing requirements, federal income tax law requirements relating to ISOs and requirements relating to performance-based compensation, all of which include stockholder approval. If the stockholders do not approve the 2000 Incentive Plan, then the 2000 Incentive Plan will not be effective, and the PASOs issued under the 2000 Incentive Plan also will not be effective. The last sale price of SunGard's common stock on March 17, 2000 (the record date) was $38.0625 per share.

THE BOARD OF DIRECTORS OF SUNGARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.


                                PROPOSAL THREE
            APPROVAL OF SUNGARD'S 2000 EMPLOYEE STOCK PURCHASE PLAN

In February 2000, the Board of Directors adopted SunGard's 2000 Employee Stock Purchase Plan ("2000 ESPP"), subject to approval by the stockholders of SunGard. The 2000 ESPP will allow employees to make quarterly purchases of SunGard's common stock through regular payroll deductions at the lower of (i) 85% of fair market value on the first trading day of each calendar quarter and (ii) 85% of fair market value on the last trading day of each calendar quarter. The primary reason for adopting the 2000 ESPP is to have a sufficient number of shares available to ensure that SunGard will be able to continue providing an employee stock purchase plan program to its employees, especially in view of the fact that SunGard anticipates that the shares remaining under SunGard's 1996 Employee Stock Purchase Plan ("1996 ESPP") will be sufficient only through the fourth quarter of 2000.

Purpose. The purpose of the 2000 ESPP is to allow employees to continue to have the opportunity to purchase shares of SunGard's common stock on favorable terms and, thereby, acquire and enlarge their stake in SunGard's growth and earnings.

Number of Shares. Under the 2000 ESPP, a total of 4,000,000 shares of SunGard's common stock (subject to appropriate adjustments to reflect stock splits and other changes in the capitalization of SunGard) may be issued.

Eligibility; Administration. All of the approximately 6,900 full-time employees of SunGard and its subsidiaries are potentially eligible to participate in the 2000 ESPP through payroll deductions of up to ten percent of gross compensation. The amounts withheld from payroll may be used by SunGard for any corporate purpose, are not segregated and do not earn interest. On the last business day of each calendar quarter, each participant may use the amounts withheld from his or her compensation to purchase shares of SunGard's common stock at the lower of
(i) 85% of fair market value on the first trading day of each calendar quarter and (ii) 85% of fair market value on the last trading day of each calendar quarter.

Each participant may withdraw from the plan by terminating his or her payroll deductions and notifying SunGard at least seven business days before the end of a quarter. Upon withdrawal, SunGard will distribute to the employee his or her accumulated payroll deductions without interest. Once withdrawn, the employee may not rejoin the plan for the same quarter, but may rejoin the plan in subsequent quarters.

No employee may accrue the right to purchase more than $25,000 in market value of common stock (determined on the respective purchase dates) per each calendar year in which the right is outstanding. If there are insufficient shares given the amounts that have been withheld, then shares will be allocated on a pro rata basis. An employee may not be granted a right to purchase common stock under the 2000 ESPP if the right would permit the employee, after the purchase, to own five percent or more of the total combined voting power in SunGard or of any subsidiary corporation of SunGard in which SunGard possesses at least fifty percent of the total combined voting power. Executive officers are subject to certain additional restrictions and holding periods under the 2000 ESPP.

The 2000 ESPP is administered by the Compensation Committee or a subcommittee thereof, which has the exclusive right to construe the 2000 ESPP and to correct errors, rectify omissions and reconcile inconsistencies to the extent necessary to effectuate the 2000 ESPP. The Board of Directors may amend the 2000 ESPP, provided that any amendment which increases the number of shares issuable under the 2000 ESPP or changes the eligibility requirements for the 2000 ESPP requires stockholder approval. The 2000 ESPP will remain in effect until termination by the Board of Directors.

In the event of a dissolution, liquidation, specified capital reorganization, or specified type of merger of SunGard, the surviving corporation either will assume the rights under the 2000 ESPP or substitute similar rights, or the exercise date of outstanding rights will be accelerated such that outstanding rights shall be exercised immediately prior to such event.

Summary of Federal Income Tax Consequences. This discussion, which is based upon federal income tax law as in effect on December 31, 1999, generally summarizes certain federal income tax consequences associated with the 2000 ESPP.

Rights granted under the 2000 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an "employee stock purchase plan" under Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income.

Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to SunGard by reason of the grant or exercise of rights under the 2000 ESPP. SunGard is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Future Awards. The benefits that will be received under the 2000 ESPP are not determinable and may be more or less than the benefits received during 1999 under the 1996 ESPP. During 1999, 708, 748, 3,448 and approximately 530,000 shares of SunGard's common stock were purchased under the 1996 ESPP by Messrs. Conde and Muratore, all 11 executive officers as a group, and all employees other than executive officers as a group, respectively, for which the purchase price discount amounted to $3,750, $3,125, $16,374 and $2,344,000, respectively.

Stockholder Approval. Stockholder approval of the 2000 ESPP is required under the terms of the 2000 ESPP and by the applicable provisions of the Code. If the stockholders do not approve the 2000 ESPP, then the 2000 ESPP will not become effective.

THE BOARD OF DIRECTORS OF SUNGARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL THREE.


                            INDEPENDENT ACCOUNTANTS

The accounting firm of PricewaterhouseCoopers LLP has acted as SunGard's independent accountants since its inception in 1983 and has been recommended by the Audit Committee and selected by the Board of Directors to serve as SunGard's independent accountants for 2000. PricewaterhouseCoopers' services to SunGard for 1999 included the audit of SunGard's annual consolidated financial statements, reviews of certain of SunGard's income tax returns, statutory audits of certain of SunGard's foreign subsidiaries, audits or reviews of many of SunGard's data processing and business continuity centers, and consultation on various accounting, tax, securities and other matters.

A representative of PricewaterhouseCoopers is expected to be present at the 2000 Annual Meeting, to have the opportunity to make a statement if he desires to do so, and to be available to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at SunGard's 2001 Annual Meeting must be submitted by December 7, 2000 to receive consideration for inclusion in SunGard's 2001 proxy materials. Any stockholder who intends to present a proposal at SunGard's 2001 Annual Meeting that is not to be included in SunGard's 2001 proxy materials should notify SunGard of such proposal by February 20, 2001. If SunGard does not receive the stockholder's notice by that date, then management will have discretionary authority to vote all shares for which it has proxies in opposition to such proposal. Stockholders who intend to submit director nominations must do so by the close of business on the thirtieth day before the date of the 2001 Annual Meeting. Late nominations cannot be considered at the 2001 Annual Meeting. Stockholders are advised to review SunGard's bylaws, which contain additional requirements with respect to director nominations by stockholders.


                                 OTHER MATTERS

SunGard currently knows of no other business that will be presented for consideration at the 2000 Annual Meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to matters described in Rule 14a-4(c) under the Exchange Act, including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any of these matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EACH PERSON SOLICITED BY THIS PROXY STATEMENT MAY OBTAIN, WITHOUT CHARGE, A COPY OF SUNGARD'S ANNUAL REPORT ON FORM 10-K FOR 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO SUNGARD'S HEADQUARTERS,
ATTENTION: INVESTOR RELATIONS.


By Order of the Board of Directors,


/s/ Lawrence A. Gross

Lawrence A. Gross
Vice President and General Counsel,
Secretary


April 6, 2000
Wayne, Pennsylvania

                         SUNGARD(R) DATA SYSTEMS INC.

                      2000 Annual Meeting Of Stockholders

                             Friday, May 12, 2000
                                   9:00 A.M.

                              FOUR SEASONS HOTEL
                               ONE LOGAN SQUARE
                            PHILADELPHIA, PA 19103






-------------------------------------------------------------------------------


       SunGard Data Systems Inc.
       1285 Drummers Lane, Wayne, PA 19087                            proxy
       ____________________________________________________________________

       This proxy is solicited by the Board of Directors for use at the Annual Meeting on Friday, May 12, 2000.

       By signing this proxy or by voting by phone or Internet as instructed, you hereby appoint James L. Mann and Malcolm I. Ruddock, and each of them, as your attorneys and proxies, with full power of substitution, for and in your name, place and stead, to vote all shares of Common Stock of SunGard Data Systems Inc. (the "Company") held by you as of March 17, 2000 on the matters shown on the reverse side at the Company's 2000 Annual Meeting of Stockholders to be held on May 12, 2000 or at any postponement or adjournment of the meeting.

       Both proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy.
       Discretionary authority is conferred by this proxy with respect to certain matters, as described in the Company's proxy statement.

       Please specify your choices by marking the appropriate boxes. If no choice is specified, the proxy will be voted "FOR" each proposal.



                   See reverse for voting instructions.

                                                           ____________________
                                                           COMPANY #
                                                           CONTROL #
                                                           ____________________
There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE
 .  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 5.00 p.m. on May 11, 2000.
 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above.
 .  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/sds/ -- QUICK *** EASY *** IMMEDIATE
 .  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until
   12:00 noon on May 11, 2000.
 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to SunGard Data Systems Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

By voting by phone or Internet, you acknowledge receipt of the Company's 1999 Annual Report to Stockholders, Notice of the Company's 2000 Annual Meeting of Stockholders and the Company's Proxy Statement dated April 6, 2000.

                               If you vote by Phone or Internet, please do not mail your Proxy Card.
                                                        Please detach here

                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
1. Election of  01 Gregory S. Bentley   05 Bernard Goldstein  09 Malcolm I. Ruddock      [_] Vote FOR          [_] Vote WITHHELD
   directors:   02 Michael C. Brooks    06 Till M. Guldimann  10 Lawrence J. Schoenberg      all nominees          from all nominees
                03 Cristobal Conde      07 James L. Mann                                     (except as marked)
                04 Albert A. Eisenstat  08 Michael Roth

(Instructions: To withhold authority to vote for any indicated nominee,              ______________________________________________
write the number(s) of the nominee(s) in the box provided to the right.)             ______________________________________________

2.  Approval of the Company's 2000 Equity Incentive Plan:                               [_] For     [_] Against    [_]  Abstain

3.  Approval of the Company's 2000 Employee Stock Purchase Plan:                        [_] For     [_] Against    [_]  Abstain

By signing this proxy, you hereby acknowledge receipt of the Company's 1999 Annual Report to Stockholders, Notice of the Company's 2000 Annual Meeting of Stockholders and the Company's Proxy Statement dated April 6, 2000.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---
Address Change? Mark Box  [_]  Indicate changes below:  Date ______________

                                            ____________________________________

                                            ____________________________________
                                            Signature(s) in Box
                                            Please sign exactly as your name(s)
                                            appear on proxy. If held in joint
                                            tenancy, all persons must sign.
                                            Trustees, administrators, etc.,
                                            should include title and authority.
                                            Corporations should provide full
                                            name of corporation and title of
                                            authorized officer signing the
                                            proxy.

                          SUNGARD(R) DATA SYSTEMS INC.

                      2000 Annual Meeting of Stockholders

                             Friday, May 12, 2000
                                   9:00 a.m.

                              FOUR SEASONS HOTEL
                               ONE LOGAN SQUARE
                            PHILADELPHIA, PA 19103

-------------------------------------------------------------------------------

       SunGard Data Systems Inc.
       1285 Drummers Lane, Wayne, PA 19087                                proxy
       ------------------------------------------------------------------------

       This proxy is solicited by the Board of Directors for use at the Annual Meeting on Friday, May 12, 2000.

       By signing this proxy, you hereby appoint James L. Mann and Malcolm I. Ruddock, and each of them, as your attorneys and proxies, with full power of substitution, for and in your name, place and stead, to vote all shares of Common Stock of SunGard Data Systems Inc. (the "Company") held by you as of March 17, 2000 on the matters shown on the reverse side at the Company's 2000 Annual Meeting of Stockholders to be held on May 12, 2000 or at any postponement or adjournment of the meeting.

       Both proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. Discretionary authority is conferred by this proxy with respect to certain matters, as described in the Company's proxy statement.

       Please specify your choices by marking the appropriate boxes. If no choice is specified, the proxy will be voted "FOR" each proposal.

                     See reverse for voting instructions.

                                 VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to SunGard Data Systems Inc., c/o Norwest Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

                              Please detach here


      The Board of Directors Recommends a Vote FOR Proposals 1, 2 And 3.

    1.  Election of  01 Gregory S.Bentley   05 Bernard Goldstein  09 Malcolm I. Ruddock      [_] Vote FOR      [_] Vote WITHHELD
        directors:   02 Michael C. Brooks   06 Till M. Guldimann  10 Lawrence J. Schoenberg      all nominees      from all nominees
                     03 Cristobal Conde     07 James L. Mann                                     (except as marked)
                     04 Albert A. Eisenstat 08 Michael Roth

(Instructions: To withhold authority to vote for any indicated nominee, write          --------------------------------------
the number(s) of the nominee(s) in the box provided to the right.)                     --------------------------------------

    2.  Approval of the Company's 2000 Equity Incentive Plan:                            [_] For   [_] Against  [_] Abstain

    3.  Approval of the Company's 2000 Employee Stock Purchase Plan:                     [_] For   [_] Against  [_] Abstain

    By signing this proxy, you hereby acknowledge receipt of the Company's 1999 Annual Report to Stockholders, Notice of the
    Company's 2000 Annual Meeting of Stockholders and the Company's Proxy Statement dated April 6, 2000.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

    Address Change? Mark Box  [_]     Indicate changes below:                            Date _________________________

                                                                                       --------------------------------------

                                                                                       --------------------------------------

                                                                                       Signature(s) in Box

                                                                                       Please sign exactly as your name(s) appear
                                                                                       on proxy. If held in joint tenancy, all
                                                                                       persons must sign. Trustees, administrators,
                                                                                       etc., should include title and authority.
                                                                                       Corporations should provide full name of
                                                                                       corporation and title of authorized officer
                                                                                       signing the proxy.

                           SUNGARD DATA SYSTEMS INC.
                          2000 EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------

     1.   Purpose

     The purpose of the SunGard Data Systems Inc. 2000 Equity Incentive Plan (the "Plan") is to promote the long-term retention of employees and directors of SunGard Data Systems Inc. ("SunGard") or any "parent" or "subsidiary" (as those terms are defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of SunGard (collectively, the "Company") during the time of such relationship to SunGard, to further reward these persons for their contributions to the Company's success, to provide additional incentive to these persons to continue to make similar contributions in the future, and to further align the interests of these persons with those of SunGard's stockholders. These purposes will be achieved by granting to such persons, in accordance with the provisions of this Plan, Options, Restricted Stock or Unrestricted Stock Awards or Performance Awards, for shares of SunGard's common stock, $0.01 par value per share ("Common Stock"), or Loans or Supplemental Grants, or combinations thereof ("Awards").

     2.   Aggregate Number of Shares

          2.1 The aggregate number of shares of Common Stock for which Awards may be granted under the Plan will be six million five hundred thousand (6,500,000) shares, with (a) an individual limit of one million (1,000,000) shares per Participant (as defined in Section 3.1 below) per calendar year, and
(b) an aggregate limit of one million (1,000,000) shares for all Restricted Stock and Unrestricted Stock Awards (whether issued directly or pursuant to Performance Awards), with all such maximum numbers of shares being subject to adjustment in accordance with this Section 2.1. If there is any change in the capitalization of SunGard, such as by stock dividend, stock split, combination of shares, exchange of securities, recapitalization or other event which the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of SunGard deems, in its sole discretion, to be similar circumstances, the aggregate number and/or kind of securities for which Awards may be granted under the Plan and the terms of individual Awards shall be appropriately adjusted in a manner determined by the Committee. No fractional shares of Common Stock will be delivered under the Plan. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

          2.2 Treasury shares, reacquired shares and unissued shares of Common Stock may be used for purposes of the Plan, at SunGard's sole discretion.

          2.3 Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised, shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited, and shares of Common Stock that were issuable pursuant to an Award that was payable in Common Stock or cash but that was satisfied in cash, shall be available for future Awards under the Plan.

                                       1.

     3.   Eligibility

          3.1 All current and future employees, including "officers," of the Company ("Employees") and also all members of the Board of SunGard ("Directors") shall be eligible to receive Awards under the Plan. No eligible Employee or Director (a "Participant") shall have any right to receive an Award except as expressly provided in the Plan. The term "officers" means each person who is an "officer" as defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

          3.2 The Committee shall determine the Participants who shall actually receive Awards under the Plan, except that in the case of a Participant who is also a Director, the grant of an Award shall be conditioned on the approval of a majority of the Board (excluding the Participant for purposes of determining the number of votes necessary to constitute a majority). In making such determinations, the Committee shall consider the positions and responsibilities of Participants, their past performance and contributions to the Company's growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

     4.   Administration

          4.1 The Plan shall be administered by the Committee. The Committee may delegate all or any portion of its authority hereunder to one or more subcommittees consisting of at least one Committee member (and references in this Plan to the "Committee" shall thereafter be to the Committee or such subcommittees). The Committee may consist solely of two or more "non-employee directors" within the meaning of Rule 16b-3(b)(3) under the 1934 Act or any future corresponding rule, or "outside directors" within the meaning of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that the failure of the Committee or of the Board for any reason to be composed solely of non-employee directors or outside directors shall not prevent an Award from being considered granted under this Plan. In addition to its other authority and subject to the provisions of the Plan, the Committee shall have the authority to determine, in its sole discretion, the Participants who shall be eligible to receive Awards, the Participants who shall actually receive Awards, the size of each Award, including the number of shares of Common Stock subject to the Award, the type or types of each Award, the date on which each Award shall be granted, the terms and conditions of each Award, whether to waive compliance by a Participant with any obligations to be performed by the Participant under an Award or waive any term or condition of an Award, whether to amend or cancel an existing Award in whole or in part (except that the Committee may not, other than as specifically authorized herein, change the exercise price of an Award or cancel an existing Award in exchange for a new Award with a lower exercise price, and may not, without the consent of the holder of an Award or unless specifically authorized by the terms of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder), and the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants.

          4.2 The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of

                                       2.

the members of the Committee shall constitute a quorum, and the vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

          4.3 No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee or the Board, or for any act or omission of any other member of the Committee or the Board.

          4.4 All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

     5.   Types of Awards

          5.1  Options.

               (a) An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price. Both "incentive stock options," as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options ("non-ISO") may be granted under the Plan; provided however, that an ISO may only be granted to a person who is a common law employee of SunGard or a "parent corporation" or "subsidiary corporation" of SunGard as those terms are defined in subsections (e) and (f) of
Section 424 of the Code ( each such "parent corporation" or "subsidiary corporation" being an "ISO-Affiliate").

               (b) The exercise price of an Option will be determined by the Committee subject to the following:

                    (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent stockholder) of the fair market value (as defined in Section 11.8) of the Common Stock subject to the ISO, determined as of the time the ISO is granted. A "ten-percent stockholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of SunGard or of any of its subsidiaries.

                    (2) The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted, except that:

                                       3.

                         (A)  the exercise price of a non-ISO may be equal to or
greater than 85% of the fair market value of the Common Stock subject to the non-ISO, if the discount is granted in lieu of a reasonable amount of cash compensation; or

                         (B)  the exercise price of a non-ISO granted pursuant
to a Performance Award may be (i) 100% of the fair market value of the Common Stock subject to the non-ISO, determined either as of the time the Performance Award is granted or as of the time the non-ISO is granted pursuant to the Performance Award; or (ii) an amount less than such fair market value if the discount is granted in lieu of a reasonable amount of cash compensation as consideration for exceeding the goal(s) set forth in the Performance Award.

                    (3) In no case may the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock be less than the par value per share of the Common Stock.

                    (4) Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

               (c) The period during which an Option may be exercised will be determined by the Committee, except that the period during which an ISO may be exercised will not exceed ten years (five years, in the case of an ISO granted to a ten-percent stockholder) from the day immediately preceding the date the Option was granted.

               (d) An Option will become vested and/or exercisable at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which all or any part of an Option becomes vested and/or exercisable. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with Section 5.1(e) below for the number of shares for which the Option is exercised.

               (e) Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to SunGard in accordance with guidelines established for this purpose), bank draft or money order payable to the order of SunGard or (2) if so permitted by the instrument evidencing the Option, (A) through the delivery of shares of Common Stock which have been held by the Participant for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (B) by delivery of a promissory note of the Participant to SunGard, payable on such terms and conditions as the Committee may determine, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to SunGard sufficient funds to pay the exercise price, or (D) by any combination of the permissible forms of payment; provided, that if the Common Stock delivered upon exercise of the Option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid other than by the Participant's promissory note.

                                       4.

               (f) If the market price of shares of Common Stock subject to an Option exceeds the aggregate exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause SunGard to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Common Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

          5.2  Restricted and Unrestricted Stock.

               (a) A Restricted Stock Award entitles the recipient to acquire, for a purchase price not less than the par value, shares of Common Stock subject to the restrictions described in Section 5.2(d) below ("Restricted Stock").

               (b) A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to SunGard accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

               (c) A Participant who receives Restricted Stock shall have all the rights of a stockholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

               (d) Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant experiences a Status Change (as defined in Section 6.1 below) for any reason, must be offered to SunGard for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash was paid. These restrictions will lapse and the shares will become unrestricted ("Unrestricted Stock") at such time or times, and on such terms and conditions, as the Committee may determine. In the event of a Status Change, the Committee may accelerate the time at which the restrictions on all or any part of the shares will lapse.

               (e) Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to SunGard, within 10 days of the filing of such election with the Internal Revenue Service, a copy of such election.

               (f)  The Committee may, at the time an Award described in this
Section 5 is granted, provide that any or all of the Common Stock delivered pursuant to such Award will be Restricted Stock.

                                       5.

               (g) The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock, provided that the value of such Award, which equals the difference between the price and the fair market value of such shares on the date of grant, is in lieu of a reasonable amount of cash compensation.

          5.3 Performance Awards. A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 following the attainment of such performance goals, during such measurement period or periods (which must be at least one year), and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to overall corporate performance, operating group or business unit performance, personal performance or such other category of performance as the Committee may determine. Financial performance may be measured by revenue, operating income, net income, earnings per share, number of days sales outstanding in accounts receivable, productivity, return on equity, common stock price, price-earnings multiple, or such other financial factors as the Committee may determine. Performance goals also may be included as terms and conditions of other types of Awards.

          5.4  Loans and Supplemental Grants.

               (a) The Company may make a loan to a Participant ("Loan"), either in connection with the purchase of Common Stock under the Award or the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Committee shall have the authority, in its sole discretion, to determine whether to make a Loan, the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid, and the terms and conditions, if any, under which the Loan may be forgiven. In no event shall any Loan have a term (including extensions) in excess of ten years.

               (b) In connection with any Award, the Committee may grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to
(1) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 5. Any payments under this Section 5.4(b) shall be made at the time the Participant incurs Federal income tax liability with respect to the Award.

               (c) In connection with any Performance Award or any Award that depends in whole or in part upon the attainment of performance goals, the Committee may grant a cash award to the Participant for exceeding the performance goals set forth in such Award.

     6.   Events Affecting Outstanding Awards.

          6.1 Status Change Due to Death or Disability. If by reason of death or permanent disability (as determined by the Committee) a Participant experiences a Status

                                       6.

Change (a "Status Change" occurs when a Participant is both not an Employee and not a Director), the following rules shall apply, unless otherwise determined by the Committee:

               (a) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant's heirs, executor, administrator or other legal representative, for a period of one year after the Participant's Status Change. After the expiration of such one-year period, all such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

               (b) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions.

               (c) Any payment or benefit under a Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the time of such Status Change.

          6.2 Status Change Not Due to Death or Disability. If a Participant experiences a Status Change other than by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee at the time of grant of an Award:

               (a) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant for a period of three months after the Participant's Status Change, provided that no Option shall terminate earlier than three months after the date the Option first becomes exercisable. After the expiration of such period, such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

               (b) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions, unless such Status Change results from a voluntary resignation or termination for Cause (as defined in Section 6.2(d) or Section 6.2(e)), in which event all Restricted Stock held by the Participant at the time of the Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.2 above.

               (c) Any payment or benefit under a Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

                                       7.

               (d) In the case of a Participant who is an Officer or Director, a Status Change made by the Company shall be for "Cause" only if: (1) at least 75% of the members of the Board determined that such Participant (A) was guilty of gross negligence or willful misconduct in the performance of his or her duties for the Company, or (B) breached or violated, in a material respect, any agreement between such Participant and the Company or any of the Company's policy statements regarding conflicts-of-interest, insider trading or confidentiality, or (C) committed a material act of dishonesty or breach of trust; (2) such determination was made at a duly convened meeting of the Board with respect to which the Participant received at least 10 days prior written notice and had a reasonable opportunity to make a statement and answer the allegations against him or her; and (3) either (A) such Participant was given a reasonable opportunity to take remedial action but failed or refused to do so, or (B) at least 75% of the members of the Board also determined, at such meeting, that an opportunity to take remedial action would not have been meaningful under the circumstances.

               (e) In the case of a Participant who is not an Officer or Director, a Status Change made by the Company shall be for "Cause" only if: (1) the member (or members) of the Company's management normally empowered to make such a determination in the course of the Company's business determined that such Participant (A) was guilty of gross negligence or willful misconduct in the performance of his or her duties for the Company, or (B) breached or violated, in a material respect, any agreement between such Participant and the Company or any of the Company's policy statements regarding conflicts-of-interest, insider trading or confidentiality, or (C) committed a material act of dishonesty or breach of trust; and (2) such determination was made after such Participant received at least 10 days prior written notice and had a reasonable opportunity to make a statement and answer the allegations against him or her.

               (f) For all purposes of this Section 6.2 and Section 6.3: (1) if a Participant is an Employee (and not also a Director) of a subsidiary of SunGard and such subsidiary ceases to be a subsidiary of SunGard, then the Participant will be deemed to have experienced a Status Change made by the Company without Cause; (2) a Participant will not be deemed to have experienced a Status Change if the Participant is transferred from SunGard to a subsidiary of SunGard, or vice versa, or from one subsidiary of SunGard to another; and (3) if a Participant who is an Employee, but not also a Director, terminates his or her employment with the Company following a reduction in his or her rate of compensation, then the Participant's Status Change will be deemed to have been made by the Company without Cause.

          6.3  Change in Control.

               (a) In the event of a Change in Control (as defined in Section 6.3(b)), the following rules will apply, unless otherwise expressly provided by the Committee at the time of the grant of an Award or unless otherwise determined by the Board in accordance with Section 6.3(c):

                    (1) Each outstanding Option shall automatically become exercisable in full six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant's employment with or service to the Company for any reason other than for Cause (as defined in Section 6.2(d)). This provision shall not

                                       8.

prevent an Option from becoming exercisable sooner as to Common Stock or cash that would otherwise have become available under such Option or Right during such period.

                    (2) Each outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant's employment with or service to the Company for any reason other than for Cause (as defined in Section 6.2(d)). This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

                    (3) Conditions on Performance Awards and Supplemental Grants which relate only to the passage of time and continued employment shall automatically terminate six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant's employment with or service to the Company for any reason other than for Cause (as defined in Section 6.2(d)). This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

               (b) A "Change in Control" means: (1) the occurrence of an event that would, if known to SunGard's management, be required to be reported by SunGard under Item 1(a) of Form 8-K pursuant to the 1934 Act; or (2) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of SunGard; or (3) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board on the Effective Date (as specified in Section 9) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board; or (4) the sale, exchange or other disposition of all or a significant portion of the Company's business or assets, or the execution by the Company of a binding agreement providing for such a transaction.

               (c) The provisions of Section 6.3(a) shall not apply to the extent expressly determined by at least 75% of the Incumbent Directors at a duly convened meeting of the Board held before the occurrence of a Change in Control.

          6.4 Change from Employee of SunGard or ISO-Affiliate. If an Employee of SunGard or an ISO-Affiliate becomes instead an Employee of the Company (other than of SunGard or another ISO-Affiliate), or ceases to be an Employee entirely, any ISO held by such Employee shall cease to be an ISO to the extent not exercised within the three months following termination of service as an Employee of SunGard or the ISO-Affiliate.

                                       9.

     7.   Grant and Acceptance of Awards

          7.1 The Committee's approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or the Board or in written consents signed by members of the Committee or the Board. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

          7.2 Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The receipt of an Award shall not impose any obligation on the Participant to accept the Award.

          7.3 Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a stockholder of SunGard until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes SunGard with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a stockholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. The Committee may, upon such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any and all Common Stock subject to the Participant's Award, had such Common Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

          7.4 Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (a) until all conditions to the Award have been satisfied or removed, (b) until, in the opinion of SunGard's General Counsel, all applicable Federal and state laws and regulations have been complied with,
(c) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (d) if it might cause SunGard to issue or sell more shares of Common Stock than SunGard is then legally entitled to issue or sell, and (e) until all other legal matters in connection with the issuance and delivery of such shares have been approved by SunGard's General Counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as SunGard's General Counsel may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear

                                      10.

an appropriate legend restricting transfer. If an Award is exercised by the Participant's legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     8.   Tax Withholding

     The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the "withholding requirements"). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the minimum withholding requirement. If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (b) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

     9.   Board Approval, Effective Date and Term of Plan

     The Plan was adopted by the Board on February 22, 2000, subject to the approval of SunGard's stockholders. The Plan shall be submitted to SunGard's stockholders for approval at SunGard's 2000 annual meeting of stockholders. If such approval is not obtained at such meeting (or at any subsequent meeting at which such approval is sought), then, at the discretion of the Board, this Plan may be re-submitted to SunGard's stockholders for approval at any subsequent annual meeting of stockholders or at any special meeting of stockholders (including a special meeting that may be called solely for that purpose). The Plan shall not become effective unless and until it is approved by the affirmative vote of the holders of a majority of the outstanding shares of SunGard's Common Stock represented and entitled to vote at a duly convened meeting of SunGard's stockholders. If this Plan is so approved by SunGard's stockholders, then the date of such approval shall be the effective date of this Plan ("Effective Date"). No Award shall be granted more than ten years after the Effective Date and no ISO shall be granted on or after February 22, 2010.

     10.  Effect, Amendment, Suspension and Termination

     Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to Employees or other persons or entities. The

                                      11.

Board reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Board when it takes such action, which date may be before or after the date the Board takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Board. Any amendment of the Plan may be submitted for the approval of SunGard's stockholders as may be deemed necessary or desirable at the time of such amendment.

     11.  Other Provisions

          11.1 Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated entity or person, or interfere in any way with the right of the Company or any affiliated entity or person to terminate the employment or service of any Employee or other Participant for any reason.

          11.2 Corporate action constituting an offer by SunGard of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

          11.3 None of a Participant's rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant's rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant's heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant. Notwithstanding the foregoing, at the discretion of the Committee, the terms of an Award may permit a Participant to transfer such Award to one or more members of the Participant's family or to trusts, family partnerships, or other entities for the benefit of the Participant and/or members of the Participant's family to the extent provided in such Award and permitted under the terms for use of Form S-8 promulgated under the Securities Act of 1933, as amended.

          11.4 The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof. The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be affected.

          11.5 All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to SunGard's headquarters to the attention of its General Counsel. Notices to any Participant or holder of shares of

                                      12.

Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person's address as it appears in the regular records of the Company or SunGard's transfer agent.

          11.6 The Committee may agree at any time, upon request of a Participant, to defer the date on which any payment under an Award shall be made.

          11.7 In any case that a Participant purchases Common Stock under an Award for a price at least equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

          11.8 For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term "fair market value" of Common Stock on or as of a specified date shall mean either (i) in the case of an Option not granted under a Performance Award, the last sale price (as defined below in this Section) for one share of Common Stock on the last trading day on or before the specified date, or, if the foregoing does not apply, the market value determined by the Committee; or (ii) in the case of an Option granted under a Performance Award, the average of the last sale prices during the first ten trading days beginning on or after the specified date, or the average of the last sale prices during such other period of time beginning on or after the specified date as is determined by the Committee, or, if the foregoing does not apply, the market value determined by the Committee. "Last sale price" means the last sale price reported on the New York Stock Exchange or on such other primary market system or stock exchange on which SunGard's Common Stock is then listed or admitted to trading.

          11.9 Shares may not be issued under the Plan, nor may Awards be granted under the Plan, at any time that to do so would cause SunGard to violate the requirements for listing on any securities exchange (e.g., Paragraph 312(b) of the New York Stock Exchange Listed Company Manual as in effect on June 4,
1999) on which SunGard's securities are listed and with which SunGard wishes to comply.

     THE UNDERSIGNED CERTIFIES THAT THIS PLAN WAS DULY APPROVED BY THE EQUITY SUBCOMMITTEE OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF SUNGARD DATA SYSTEMS INC., AND WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF SUNGARD DATA SYSTEMS INC., AT MEETINGS DULY HELD ON FEBRUARY 22, 2000.

                                    /s/ Lawrence A. Gross
                                    _______________________________________
                                    LAWRENCE A. GROSS, GENERAL COUNSEL AND
                                    SECRETARY OF SUNGARD DATA SYSTEMS INC.

                                      13.

                           SUNGARD DATA SYSTEMS INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN
-------------------------------------------------------------------------------

     1.  Purpose.

         (a) The purpose of the SunGard Data Systems Inc. 2000 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of SunGard Data Systems Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

     2.  Administration.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

              (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

              (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                                       1.

               (iv) To amend the Plan as provided in paragraph 13.

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

          (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be "Non-Employee Directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")).

          (d) Neither the Company nor any Affiliate, nor any of their officers, directors, stockholders, stock option plan committees, employees or agents, shall have any liability to any participant in the event an option granted pursuant to the Plan does not qualify as an option granted under an "employee stock purchase plan" as the term is used in Section 423 of the Code and the regulations thereunder, or in the event a participant does not obtain the tax benefits of an option granted under such an "employee stock purchase plan."

     3.   Shares Subject to the Plan.

          (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate four million (4,000,000) shares of the Company's $0.01 par value common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan.

          (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     4.   Grant of Rights; Offering.

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by

                                       2.

reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

     5.   Eligibility.

          (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

          (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

               (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

               (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

               (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

          (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

          (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such

                                       3.

employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

          (e) Officers of the Company shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

     6.   Rights; Purchase Price.

          (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

          (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

               (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

               (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

          (c) For purposes of this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows: the average of the bid and the asked prices on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System as reported in the Wall Street Journal or such other source as the Board deems reliable, or, if the common stock is listed on an exchange, the closing price of the common stock on the exchange on the relevant date (or on the following regular trading day (in the case of the Offering Date) or on the preceding regular trading day (in the case of the Exercise Date) on which common stock was traded, if no common stock was traded on the relevant date) as reported in the Wall Street Journal or such other source as the

                                       4.

Board deems reliable. Otherwise, "fair market value" shall be determined in good faith by the Board.

     7.   Participation; Withdrawal; Termination.

          (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Purchase Period. "Earnings" is defined as the total earnings from the Company or any Affiliate which are subject to withholding of federal income taxes and reportable on Form W-2 and such other amounts as would have been reportable on Form W-2 which are contributed to the SunGard Data Systems Inc. Savings Plan or the SunGard Investment Systems, Inc. Profit-Sharing and Savings Plan. However, "Earnings" shall not include the value of any non-cash compensation or fringe benefits (whether or not taxable or reportable as income) provided by the Company or any Affiliate. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

          (b) At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

          (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

          (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

     8.   Exercise.

                                       5.

          (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.

          (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than two (2) months and the Exercise Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

     9.   Covenants of the Company.

          (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

          (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

     10.  Use of Proceeds from Stock.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

                                       6.

     11.  Rights as a Stockholder.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

     12.  Adjustments Upon Changes in Stock.

          (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

          (b)  In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

     13.  Amendment of the Plan.

          (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) Increase the number of shares reserved for rights under the Plan;

               (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under
Section 423 of the Code or to comply with the requirements of Rule 16b-3); or

               (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to

                                       7.

be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith. In the event the Plan or any option granted pursuant to the Plan is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an option granted under an "employee stock purchase plan" (as that term is used in Section 423 of the Code and the regulations thereunder), the Plan and such option shall be deemed automatically amended as of the date of its coming into existence to conform to such legal requirements, if such conformity may be achieved by amendment.

          (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

     14.  Termination or Suspension of the Plan.

          (a) The Board may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

     15.  Effective Date of Plan.

     The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.


             Adopted by the Board of Directors:  February 22, 2000

                Approved by Stockholders:  ___________________

                                       8.